_________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 19, 2004

Aegis Asset Backed Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-118695	43-1964014
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Briarpark, Suite 400, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-991-5625
No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.  Other Events.(1)

In connection with the offering of the Aegis Asset Backed Securities Corporation Mortgage Pass-Through Certificates, Series 2004-5, Lehman Brothers Inc. as co-lead underwriter of the Certificates (“Lehman”) has prepared certain materials (each, a “Collateral Term Sheet”), for distribution to potential investors.  Although Aegis Asset Backed Securities Corporation provided Lehman with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets filed hereby.

For purposes of this Form 8-K, “Collateral Term Sheet” shall mean certain descriptive information about the mortgage loans underlying the offering of Aegis Asset Backed Securities Corporation Mortgage Pass-Through Certificates, including data regarding the contractual and related characteristics of the underlying mortgage loans, such as the weighted average coupon, weighted average maturity and other factual information regarding the types of assets comprising the mortgage pool.  The Collateral Term Sheets are attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4.

(1)  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements and Exhibits.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits:

99.1     Collateral Term Sheet.

99.2     Collateral Term Sheet.

99.3     Collateral Term Sheet.

99.4     Collateral Term Sheet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            AEGIS ASSET BACKED SECURITIES CORPORATION

                                                            By: /s/ Stuart D. Marvin

                                                                  Name:  Stuart D. Marvin

                                                                  Title:    Executive Vice President

Dated: October 20, 2004

EXHIBIT INDEX

Exhibit No.                                          Description

99.1                                                     Collateral Term Sheet

99.2                                                     Collateral Term Sheet

99.3                                                     Collateral Term Sheet

99.4                                                     Collateral Term Sheet

Exhibit 99.1     Collateral Term Sheet

Exhibit 99.2     Collateral Term Sheet

Exhibit 99.3     Collateral Term Sheet

Exhibit 99.4     Collateral Term Sheet